BUFFALO WILD WINGS PROPERTY

FINANCIAL STATEMENT

Nine Months Ended September 30, 2024 and

Year Ended December 31, 2023

Report of Independent Auditor

To the Board of Directors
Medalist Diversified REIT, Inc.

Richmond, Virginia

Opinion

We have audited the accompanying statement of revenues and certain operating expenses and the related notes to the statement of revenues and certain operating expenses (the “Statement”) of Buffalo Wild Wings Property
(the “Property”), as defined in Note 1 of the Statement, for the year ended December 31, 2023.

In our opinion, the Statement referred to above present fairly, in all material respects, the revenues and certain operating expenses of the Property as of December 31, 2023, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying Statement was prepared as described in Note 1, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statement section of our report. We are required to be independent of the Property and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Statement

Management is responsible for the preparation and fair presentation of the Statement in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statement that are free from material misstatement, whether due to fraud or error.

In preparing the Statement, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Property’s ability to continue as a going concern within one year after the date that the Statements is available to be issued.

Auditor’s Responsibilities for the Audit of the Statement

Our objectives are to obtain reasonable assurance about whether the Statement as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and, therefore, is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the Statement.

In performing an audit in accordance with generally accepted auditing standards, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the Statement, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the Statement.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the Statement.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Property’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ Cherry Bekaert LLP

Richmond, Virginia

February 25, 2025

BUFFALO WILD WINGS PROPERTY

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

Nine Months Ended September 30, 2024 (unaudited) and

Year Ended December 31, 2023

	Nine Months Ended	Year ended
	September 30, 2024	December 31, 2023
REVENUE
Single tenant net lease property revenues	$118,125	$157,500
Total revenues	118,125	157,500

CERTAIN OPERATING EXPENSES
Total certain operating expenses	-	-

Revenues in excess of certain operating expenses	$118,125	$157,500

See accompanying notes to statement of revenues and certain operating expenses.

Notes to Statement of Revenues and Certain Operating Expenses

Note 1.  Basis of Presentation

The accompanying statements of revenues and certain operating expenses (the “Statements”) include the operations of the single tenant net leased real property asset located at 2545 Scottsville Rd, Bowling Green, KY, 42105 (the “Property”).

The Statements have been prepared for the purpose of complying with Rule 8-06 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the Statements are not representative of the actual operations for the period presented, as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Property, have been excluded. Such excluded items include certain legal, accounting, and interest expenses, non-cash expenses such as depreciation, amortization, and amortization of above-market and below-market leases, and interest income. Management is not aware of any material factors during the year ended December 31, 2023 or the nine months ended September 30, 2024 (unaudited) that would cause the reported financial information not to be indicative of future operating results.

Note 2.  Nature of Business and Summary of Significant Accounting Policies

Basis of accounting:

The Statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“GAAP”) as determined by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”).

Revenue recognition:

The Property’s single source of revenue is from a lease agreement (the “Lease”) with Buffalo Wild Wings, LLC (the “Tenant”), an American casual dining restaurant and sports bar franchise in the United States, India, Mexico, Panama, Philippines, Saudi Arabia, Bahrain, Oman, and United Arab Emirates which specializes in Buffalo wings and sauces.  Under the terms of the Lease, the Tenant is responsible for the direct payment of all utilities, real estate taxes and repairs and maintenance costs.  In addition, the Tenant is responsible for maintaining insurance on the Property.

The Property recognizes rental revenue from the Tenant on a straight-line basis over the lease term when collectability is reasonably assured, and the Tenant has taken possession or controls the physical use of the leased asset. Tenant recoveries related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses would be recognized as revenue in the period the applicable expenses are incurred. However, under the absolute net structure of the Lease, the Tenant is responsible for the direct payment of such expenses.  Accordingly, no such tenant recovery revenues are recorded on the Statements in connection with the lease on the Property.

Recognition of revenues from leases is covered under Accounting Standard Update 2016-02, Leases (Topic 842) (“ASC No. 842”).  The Property adopted ASC No. 842 on January 1, 2023.  Upon the adoption of ASC No. 842, the Property elected the practical expedient that permits lessors to elect to not separate non-lease components from associated lease components if certain criteria are met.  Management assessed these criteria with respect to the operating leases related to the Property and determined they qualify for this non-separation practical expedient.  However, since there are no non-lease components under the Lease, base rent revenues are the only component of rent revenues recorded under single tenant net lease property revenues on the Statements for the nine months ended September 30, 2024 (unaudited) and for the year ended December 31, 2023.

Income taxes:

As a limited liability company, the Property’s taxable income or loss is allocated to its members. Therefore, no provision or liability for income taxes has been included in the financial statements.

Use of estimates:

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain operating expenses during the reporting period to present the Statements in conformity with GAAP. Actual results could differ from those estimates.

Note 3.  Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space in the Property. As of September 30, 2024 the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter are as follows:

(Unaudited)
2024	$41,250
2025	127,500
2026	155,833
2027	155,833
2028	155,833
Thereafter	1,488,681
Total future rents	$2,124,930

Note 4.  Tenant Concentrations

As of September 30, 2024, and December 31, 2023, the Tenant represented 100 percent of the Property’s rental revenues.

Note 5.  Commitments and Contingencies

The Property may be subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that if any such actions arise, the ultimate settlement of these actions will not have a material adverse effect on the Property’s results of operations.

Note 6.  Subsequent Events

As of February 25, 2025, the following event has occurred subsequent to the December 31, 2023 effective date of the accompanying Statements:

On January 24, 2025, the Property was acquired by MDR Bowling Green, LLC, a wholly-owned subsidiary of Medalist Diversified REIT, Inc. (the “Purchaser”) from CWS BET Seattle, L.P. (the “Seller”).  The general partner of the Seller is BET Trust, the trustee of which is Frank Kavanaugh, the Purchaser’s President and Chief Executive Officer and the Chairman of the Purchaser’s Board of Directors.